UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2025
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Vaxcyte, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	01-39323	46-4233385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 Industrial Road Suite 300 San Carlos , California		94070
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 837-0111
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PCVX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 12, 2025, Vaxcyte, Inc. (the “Company”) held its Annual Meeting of Stockholders. The following is a brief description of each matter voted upon at the meeting and the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable.
1.The election of three nominees to serve as Class II directors until the Company’s 2028 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. The following three Class II directors were re-elected by the votes indicated:

	For	Withheld	Broker Non-Votes
John Furey	120,748,379	365,989	4,004,992
Jacks Lee	107,272,337	13,842,031	4,004,992
Heath Lukatch, Ph.D.	99,231,889	21,882,479	4,004,992

2.The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The appointment was ratified by the votes indicated:

For	Against	Abstain
124,849,714	245,362	24,285

3.    The approval, on a non-binding, advisory basis of the compensation of the Company’s named executive officers. The approval of the non-binding resolution on named executive officer compensation was approved by the votes indicated:

For	Against	Abstain	Broker Non-Votes
77,119,045	43,969,206	26,117	4,004,992

4.    The approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to provide for officer exculpation as permitted by recent amendments to the Delaware General Corporation Law. The amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation was approved by the votes indicated:

For	Against	Abstain	Broker Non-Votes
112,270,039	8,815,788	28,541	4,004,992

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VAXCYTE, INC.

Date:	June 17, 2025	By:	/s/ Andrew Guggenhime
Andrew Guggenhime President and Chief Financial Officer